EXHIBIT 1.4


                                                        CUSIP NO:
EXHIBIT A to First Supplemental Indenture               653522DL3

                                  $200,000,000
                            8-7/8% Senior Note due 2007

No. 1                                                         $200,000,000

                        NIAGARA MOHAWK POWER CORPORATION

promises to pay to Cede & Co.

or its registered assigns, the principal sum of Two Hundred Million Dollars ($200,000,000) on May 15, 2007.

Interest Payment Dates:  May 15 and November 15, commencing November 15, 2000.

Record Dates:            May 1 and November 1.

Dated:                   May 12, 2000


NIAGARA MOHAWK POWER CORPORATION

By:    /s/Steven W. Tasker
       -----------------------------
Name:  Steven W. Tasker
Title: Vice President and Controller


By:    /s/Arthur W. Roos
       ----------------------------
Name:  Arthur W. Roos
Title: Vice President and Treasurer

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture:

THE BANK OF NEW YORK,
As Trustee

By:    /s/Thomas C. Knight
       ----------------------------
       Authorized Signatory

                                 (Back of Note)

8-7/8%  Senior Note due May, 2007

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. Interest. Niagara Mohawk Power Corporation, a New York corporation (the "Company") promises to pay interest on the principal amount of this 8-7/8% Senior Note due 2007 (the "Note") at the rate and in the manner specified below.

The Company shall pay interest on the principal amount of this Note in cash at the rate per annum shown above. The Company shall pay interest semi-annually on each May 15 and November 15, commencing November 15, 2000, or if any such day is not a Business Day (as defined in the Indenture referred to below), on the next succeeding Business Day (each an "Interest Payment Date").

Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months for the actual number of days elapsed. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original principal and premium at the rate of 1% per annum in excess of the then applicable interest rate on the Note, it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. The rates of interest specified in the Indenture and this Note are nominal rates and all interest payments and computations are to be made without allowance or deduction for deemed reinvestment of interest.

2. Method of payment. The Company will pay interest on the Notes to the Persons who are registered Holders of the Notes at the close of business on the May 1 and November 1 next preceding the relevant Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders. Such payment shall be in such payment of public and private debts coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. Paying agent and registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar or co-registrar without prior notice to any Holder. The Company may act in any such capacity.

4. Indenture. The Company issued the Notes under an Indenture dated as of May 12, 2000, as supplemented by the First Supplemental Indenture dated May 12, 2000 (as so supplemented, the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code 77111-77bbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Notes. Capitalized terms used but not defined herein should have the meaning assigned to them in the Indenture. The Notes are senior unsecured obligations of the Company limited to $200 million in aggregate principal amount.

5. Optional redemption. The Notes are redeemable by the Company at any time, in whole or in part, upon not less than 30 nor more than 60 days' prior notice, in cash at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon through the redemption date plus the Make-Whole Premium.

6. Mandatory redemption. The Company is not required to make mandatory repurchase, redemption or sinking fund payments with respect to the Notes.

7. Notice of redemption. Notice of Redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at his registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1000, unless all Notes held by a Holder are to be redeemed. On or after the redemption date interest ceases to accrue on the Notes or portions thereof called for redemption.

8. Denominations, transfer, exchange. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000.
The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

9. Persons deemed legal owners. Prior to due presentment to the Trustee for registration of the transfer of this Note, the Trustee, any Agent and the Company may deem and treat the person in whose name this Note is registered as its legal and absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Note and for all other purposes whatsoever, whether or not this Note is overdue, and neither the Trustee, any Agent nor the company shall be affected by notice to the contrary. The registered Holder of a Note may be treated as its legal owners for all purposes.

10. Amendment, supplement and waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Note at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

11. Defaults and remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared and become due and payable in the manner and with the effect provided in the Indenture.

12. Trustee dealings with company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

13. No recourse against others. A director, officer, employee, incorporator or stockholder, of the Company as such, shall not have any liability for any obligations of the Company under the Notes for the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

14. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

15. Abbreviations. Customary abbreviations may be used in the name of a Holder or any assignee, such as: TEN COM (= TENANTS IN COMMON), TEN ENT
(= Tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

16. Cusip numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Indemnification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

17. Depository trust company. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Niagara Mohawk Power Corporation
300 Erie Boulevard West
Syracuse, New York 13202
Attention:  Director, Investor Relations

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to
                  (Insert assignee's soc. sec. or tax I.D. no.)


              (Print or type assignee's name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Note)


Signature Guarantee.*



*Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.